Exhibit 10.10

[FORM OF SECURED NOTE]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

AQUA METALS, INC.

Secured Note

Issuance Date: December 19, 2024	Principal Amount: U.S. $[_________]

FOR VALUE RECEIVED, Aqua Metals, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of [____________] or its registered assigns (“Holder”) the amount set out above as the Principal Amount (the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, prepayment or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on the outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”). All unpaid Principal, together with any then unpaid and accrued Interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2025 (the “Maturity Date”) or (ii) when, upon the occurrence and during the continuance of an Event of Default (as defined in Section 3 hereof), such amounts are declared due and payable in accordance with Section 3(b). This Secured Note (this “Note”) is one of an issue of Secured Notes issued pursuant to the Securities Purchase Agreement (as defined below) on the Closing Date (as defined below) (collectively, the “Other Notes” and together with this Note, the “Notes”). All other capitalized terms not defined herein shall have the meaning given to such terms in the Securities Purchase Agreement (the “Purchase Agreement”), dated December 18, 2024, among the Company and the purchasers signatory thereto.

1.    PREPAYMENT. Subject to Section 2, the Company may, at any time prior to the Maturity Date, prepay this Note in full, and in part, including all unpaid and accrued Interest thereon. A prepayment made pursuant to this Section 1 shall be made pro rata among all Note holders.

2.    INTEREST RATE. Interest on this Note shall accrue at a rate equal to twenty percent (20%) simple interest per annum. At such time as the Interest becomes payable hereunder, the Holder shall receive, regardless of the date upon which the Interest becomes payable, a minimum of twelve (12) months of Interest. Interest due on this Note shall be computed on the basis of a three hundred sixty-five (365)-day year.

3.    RIGHTS UPON EVENT OF DEFAULT.

(a)    Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)    the Company’s failure to pay to the Holder any amount of Principal, Interest when and as due under this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, including, but not limited to, any Transaction Document, except, in the case of a failure to pay Principal or Interest when and as due, in which case only if such failure remains uncured for a period of at least five (5) days;

(ii)    the occurrence of any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company;

(iii)    liquidation proceedings shall be instituted by or against the Company and, if instituted against the Company by a third party, shall not be dismissed within sixty (60) days of their initiation;

(iv)    bankruptcy, insolvency, reorganization or other proceedings for the relief of debtors shall be instituted against the Company and shall not be dismissed within sixty (60) days of their initiation;

(v)    the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company in furtherance of any such action;

(vi)    the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law; or (ii) a decree, order, judgment or other similar document adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law; or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of sixty (60) consecutive days;

(vii)    a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay;

(viii)    the Company fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $250,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder;

(ix)    other than as specifically set forth in another clause of this Section 4(a), the Company breaches any material representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of thirty (30) days after actual knowledge of the Company of such breach;

(x)    the validity or enforceability of any provision of any Transaction Document shall be contested by the Company, or a proceeding shall be commenced by the Company seeking to establish the invalidity or unenforceability thereof;

(xi)    the Security Documents shall for any reason, except (A) to the extent permitted by the terms hereof or thereof, or (B) as a result of the act or omission of Holder or the holder of any Other Note and not materially related to the failure of the Company to satisfy or tender to satisfy its obligations under the Security Documents, fail or cease to create a separate valid and perfected Lien on the Collateral (as defined in the Security Agreement) in favor of each of the Secured Parties (as defined in the Security Agreement) and such breach remains uncured for a period of three (3) Business Days after notice from Holder or the holder of any Other Note of such failure or ceasing; or

(xii)    any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

(b)    Notice of an Event of Default. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within two (2) Business Days deliver written notice thereof via facsimile and overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may, by notice to the Company, declare this Note to be forthwith due and payable, whereupon the Principal and all accrued and unpaid Interest thereon, plus all costs of enforcement and collection (including court costs and reasonable attorney’s fees), shall immediately become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

4.    NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

5.    COVENANTS. Until all of the Notes have been satisfied in accordance with their terms:

(a)    Rank. All payments due under this Note shall rank pari passu with all Other Notes.

(b)    New Subsidiaries. Simultaneously with the acquisition or formation of each New Subsidiary, the Company shall cause such New Subsidiary to execute, and deliver to each holder of Notes, all joinders to, or as applicable additional, Security Documents (as defined in the Security Agreement) as requested by the Holder. The Company shall not, directly or indirectly, acquire or form any New Subsidiary if such New Subsidiary would not be wholly-owned, directly or indirectly, by the Company.

6.    SECURITY. This Note and the Other Notes are secured to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement and the other Security Documents).

7.    AMENDING THE TERMS OF THIS NOTE. No provision of this Note may be amended other than by an instrument in writing signed by the Company and the Required Holders which hold this Note and the Other Notes then outstanding, and any amendment to any provision of this Note made in conformity with the provisions of this Section 7 shall be binding on all Holders, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of the Notes then outstanding or (2) imposes any obligation or liability on any Holder without such Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). No waiver of any provision of this Note shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders which hold this Note and the Other Notes then outstanding may waive any provision of this Note, and any waiver of any provision of this Note made in conformity with the provisions of this Section 7 shall be binding on all Holders, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Notes then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Holder without such Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). No amendment to or waiver of any provision this Note shall amend or waive any provision of any other Transaction Document.

8.    TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(g) of the Securities Purchase Agreement and any other restrictions that may be mutually agreed by the Company and the Holder hereof.

9.    REISSUANCE OF THIS NOTE.

(a)    Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 9(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 9(d)) to the Holder representing the outstanding Principal not being transferred.

(b)    Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 9(d)) representing the outstanding Principal.

(c)    Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 9(d) and in principal amounts of at least $1,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)    Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 9(a) or Section 9(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal of this Note, from the Issuance Date.

10.    REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief); provided, the Holder shall not be entitled to any duplication or multiplication of damages. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments shall be the amounts to be received by the Holder and shall not, except as expressly provided herein or in the other Transaction Documents, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

11.    PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement of the debt evidenced hereby or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.

12.    CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

13.    FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

14.    NOTICES; PAYMENTS.

(a)    Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.

(b)    Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers, which shall initially the address set forth on the Schedule of Buyers attached to the Securities Purchase Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

15.    CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered promptly, but in any event within ten (10) calendar days, to the Company by the Holder for cancellation and shall not be reissued.

16.    WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

17.    GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED.

18.    MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

19.    SURRENDER OR ACKNOWLEDGEMENT AND CERTIFICATION: Upon payment in full of this Note, Holder shall surrender the original physical copy of this Note for cancellation; alternatively, if the Holder promptly requests in connection with such payment, the Holder may deliver to the Company a signed acknowledgement of payment in full and a certification that the Holder has cancelled or destroyed the Note in a form reasonably acceptable to the Company.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

AQUA METALS, INC.,
a Delaware corporation

By:
Stephen Cotton,
President and Chief Executive Officer

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of December 18, 2024, is made by and among Aqua Metals Reno, Inc., a Delaware corporation (the “Grantor”), and Judd Merrill, as the Collateral Agent, and the secured parties listed on the Schedule of Buyers to the Securities Purchase Agreement (as defined below) (collectively, the “Secured Parties” and each, individually, a “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated December 18, 2024 (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, collectively, the “Securities Purchase Agreement”), by and among the Aqua Metals, Inc., a Delaware corporation and parent of Grantor (“Borrower”), Borrower and each of the Secured Parties, Borrower has agreed to sell, and each of the Secured Parties have each agreed to purchase, severally and not jointly, certain Notes;

WHEREAS, a condition to the Secured Parties’ obligation to purchase the Notes is (i) Grantor’s execution and delivery of a Guaranty Agreement (“Guaranty”) in favor of the Secured Parties in the form of Guaranty attached to the Securities Purchase Agreement as Exhibit D and (ii) the collateralization of Grantor’s obligation under the Guaranty by way of a perfected security interest in certain assets of the Grantor pursuant to this Agreement.

WHEREAS, Grantor has previously granted a first priority security interest in all of the Grantor’s assets to Summit Investment Services, LLC, a Nevada limited liability company (“Summit”), pursuant to a Security Agreement dated December 2023 between Grantor and Summit and related Deed of Trust and Assignment Rents and Leases (collectively, “Summit First Lien”).

WHEREAS, Summit has consented to the Note offering pursuant to the Securities Purchase Agreement, Grantor’s Guaranty and grant of a security interest pursuant to the Security Agreement and agreed to subordinate its Summit First Lien to the Secured Parties security interest in the Grantor’s iridium, however Summit has not otherwise agreed to subordinate its security interest in the assets of Grantor and, therefore, the Secured Parties will receive a second priority security interest in the Collateral (as defined below) subject to Summit’s senior security interest, except with respect to Grantor’s iridium, in which Secured Parties shall have a first priority security interest.

WHEREAS, Grantor shall substantially benefit, directly or indirectly, from the Borrower’s sale of the Notes.

WHEREAS, in order to induce the Secured Parties to purchase, severally and not jointly, the Notes as provided for in the Securities Purchase Agreement, Grantor has agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined below).

AGREEMENTS

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.         Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Notes. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Notes; provided, however, if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)         “Account” means an “account” (as that term is defined in Article 9 of the Code).

(b)         “Account Debtor” means an “account debtor” (as that term is defined in Article 9 of the Code).

(c)         “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

(d)         “Books” means books and records (including, without limitation, the Grantor’s Records) indicating, summarizing, or evidencing the Grantor’s assets (including the Collateral) or liabilities, the Grantor’s Records relating to its business operations (including, without limitation, stock ledgers) or financial condition, and the Grantor’s goods or General Intangibles related to such information.

(e)         “Chattel Paper” means “chattel paper” (as that term is defined in Article 9 of the Code) and includes tangible chattel paper and electronic chattel paper.

(f)         “Code” means the Delaware Uniform Commercial Code, as in effect from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to any Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(g)         “Collateral” has the meaning set forth in Section 2.

(h)         “Commercial Tort Claims” means “commercial tort claims” (as that term is defined in Article 9 of the Code), and includes those commercial tort claims listed on Schedule 1 attached hereto.

(i)         “Equipment” means all “equipment” (as that term is defined in Article 9 of the Code) in all of its forms of the Grantor, wherever located, and including, without limitation, all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor.

(j)         “Copyrights” means all copyrights and copyright registrations, and also includes (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

(k)         “Event of Default” has the meaning set forth in the Notes.

(l)         “GAAP” means United States generally accepted accounting principles, consistently applied.

(m)       “General Intangibles” means “general intangibles” (as that term is defined in Article 9 of the Code) and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, programming materials, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment under any royalty or licensing agreements (including Intellectual Property Licenses), infringement claims, commercial computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, goods, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(n)         “Governmental Authority” means any domestic or foreign federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(o)         “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law or any equivalent laws in any other jurisdiction, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(p)         “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists, and Intellectual Property Licenses.

(q)         “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, as may be amended, restated, supplemented, or otherwise modified from time to time.

(r)          “Inventory” means all “inventory” (as that term is defined in Article 9 of the Code) in all of its forms of the Grantor, wherever located, including, without limitation, (i) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and (ii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefor.

(s)         “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind.

(t)         “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(u)         “New Subsidiary” has the meaning set forth in the Notes.

(v)         “Notes” has the meaning set forth in the Securities Purchase Agreement.

(w)         “Patents” means all patents and patent applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of Grantor’s rights corresponding thereto throughout the world.

(x)          “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent or that is being contested in good faith for which adequate reserves have been established in accordance with GAAP, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that is being contested in good faith by appropriate proceedings, (iv) Liens on Equipment having a fair market value of not more than $450,000 in the aggregate, but only if the lien constitutes a purchase money security interest incurred in connection with the purchase of such Equipment, (vi) the Summit First Lien and (vii) Liens securing Grantor’s obligations under the Guaranty.

(y)         “Permitted Transfers” means (i) sales of Inventory in the ordinary course of business, (ii) licenses for the use of Intellectual Property in the ordinary course of business that could not result in a legal transfer of title of the licensed property, or (iii) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business.

(z)         “Person” has the meaning set forth in the Securities Purchase Agreement.

(aa)         “Proceeds” has the meaning set forth in Section 2.

(bb)        “Real Property” means any estates or interests in real property now owned or leased or hereafter acquired or leased by Grantor and the improvements thereto.

(cc)         “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(dd)       “Secured Obligations” means all of the present and future payment and performance obligations of Grantor arising under the Guaranty, including, without duplication, reasonable outside attorneys’ fees and out-of-pocket expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

(ee)       “Security Documents” means, collectively, this Agreement and each other security agreement, control agreement pledge agreement, assignment, mortgage, security deed, deed of trust, and other agreement or document executed and delivered by the Grantor as security for any of the Secured Obligations, as each may be amended, restated, supplemented, or otherwise modified from time to time.

(ff)         “Security Interest” and “Security Interests” have the meanings set forth in Section 2.

(gg)        “Supporting Obligations” means “supporting obligations” (as such term is defined in Article 9 of the Code).

(hh)        “Trademarks” means all trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

(ii)         “Transaction Documents” has the meaning set forth in the Securities Purchase Agreement.

(jj)         “URL” means “uniform resource locator,” an internet web address.

2.         Grant of Security. The Grantor hereby unconditionally grants, assigns, and pledges to each Secured Party a separate, continuing security interest (each, a “Security Interest” and, collectively, the “Security Interests”) in the following assets of the Grantor whether now owned or hereafter acquired or arising and wherever located (collectively, the “Collateral:

(a)         any Iridium;

(b)         Equipment and fixtures;

(c)         rights in respect of any settlement or judgment proceeds in that certain litigation Aqua Metals, Inc.; and Aqua Metals Reno, Inc., Plaintiffs, vs. Johnson Controls Fire Protection, LP, F/K/A SimplexGrinnell LP or Tyco Simplex Grinnell, LLP, and Does 1-10, inclusive, Defendants; and

(d)         all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Equipment, General Intangibles, Intellectual Property, Inventory, Negotiable Collateral, Real Estate, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).

3.         Security for Obligations. This Agreement and the Security Interests created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.

4.         Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Parties, or any of them, of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or any other Guaranty, the Grantor shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its businesses, subject to and upon the terms hereof and the other Transaction Documents.

5.         Representations and Warranties. The Grantor hereby represents and warrants as follows:

(a)         The exact legal name of the Grantor is set forth in the preamble this Agreement.

(b)         Schedule 2 attached hereto sets forth (i) all Real Property owned or leased by the Grantor, together with all other locations of Collateral, as of the date hereof, and (ii) the chief executive office of the Grantor as of the date hereof.

(c)         This Agreement creates a valid security interest in all of the Collateral of the Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary to perfect such security interest have been duly taken or will have been taken upon the filing of financing statements listing the Grantor, as a debtor, and Secured Parties, as secured parties, in the jurisdictions listed on Schedule 3 attached hereto. Upon the making of such filings, Secured Parties shall each have a second priority perfected security interest in all of the Collateral of the Grantor, except for Grantor’s iridium, subject and junior to the Summit First Lien and to the extent such security interest can be perfected by the filing of a financing statement.

(d)         Except for the Security Interests created hereby, no Collateral is subject to any Lien as of the date hereof other than Permitted Liens.

(e)         Except for the consent of Summit, which has been obtained, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the grant of a Security Interest by the Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Grantor.

6.         Covenants. The Grantor covenants and agrees with each Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

(a)         Commercial Tort Claims. The Grantor shall promptly (and in any event within five (5) Business Days of receipt thereof) notify the Secured Parties in writing upon incurring or otherwise obtaining a Commercial Tort Claim having a value or involving an asserted claim, in excess of $50,000 in the aggregate after the date hereof and, upon the written request of any Secured Party, promptly amend Schedule 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary by any Secured Party to give the Secured Parties a first priority, perfected security interest (subject to Permitted Liens) in any such Commercial Tort Claim.

(b)         Transfers and Other Liens. The Grantor shall not (i) sell, lease, license, assign (by operation of law or otherwise), transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for Permitted Transfers or as expressly permitted by this Agreement and the Guaranty, or (ii) except for Permitted Liens, create or permit to exist any Lien upon or with respect to any of the Collateral without the consent of the Collateral Agent (acting on behalf of the Secured Parties). The inclusion of Proceeds in the Collateral shall not be deemed to constitute consent by any Secured Party to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the Guaranty.

(c)         Preservation of Existence.  The Grantor shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to do so would not cause a Material Adverse Effect (as defined in the Securities Purchase Agreement).

(d)         Maintenance of Properties. The Grantor shall maintain and preserve all of its properties which are reasonably necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(e)        Maintenance of Insurance. The Grantor shall maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, property, hazard, rent and business interruption insurance) with respect to all of its assets and properties (including, without limitation, all real properties leased or owned by it and any and all Inventory and Equipment) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated, in each case, reasonably acceptable to the Secured Parties.

(f)         Other Actions as to Any and All Collateral. The Grantor shall promptly and in any event within five (5) Business Days (or such longer period as agreed to by the Collateral Agent (acting on behalf of the Secured Parties), in his reasonable discretion) of (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code) or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case, of clauses (i) and (ii) above, having an aggregate value with respect to Collateral of the same type or an individual value (or face amount) in excess of $50,000 and, upon the written request of any Secured Party, promptly execute such other documents, or if applicable, deliver such Chattel Paper and do such other acts or things reasonably requested by Collateral Agent (acting on behalf of the Secured Parties) to protect the Secured Parties’ respective Security Interests therein.

7.         Relation to Other Transaction Documents. In the event of any conflict between any provision in this Agreement and any provision in the Securities Purchase Agreement or Notes, such provision of the Securities Purchase Agreement or Notes shall control, except to the extent the applicable provision in this Agreement is more restrictive with respect to the rights of the Grantor or imposes more burdensome or additional obligations on the Grantor, in which event the applicable provision in this Agreement shall control.

8.         Further Assurances.

(a)         The Grantor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that the Collateral Agent (acting on behalf of the Secured Parties) may reasonably request, in order to perfect and protect the Security Interests granted or purported to be granted hereby or to enable any Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral; provided, however, in no event shall the Grantor be required to take any action to perfect a Security Interest in any Collateral represented by a certificate of title.

(b)         The Grantor authorizes the filing by Collateral Agent (acting on behalf of the Secured Parties) of financing or continuation statements, or amendments thereto, including, but limited to, the recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the United States Patent and Trademark Office and the United States Copyright Office, and Grantor will execute and deliver to Collateral Agent such other instruments or notices, as may be necessary or as the Collateral Agent (acting on behalf of the Secured Parties) may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby. Upon the Satisfaction in Full of the Secured Obligations, the Collateral Agent shall (at Grantor’s expense) file a termination statement and/or other necessary documents terminating and releasing any and all financing statements or Liens on the Collateral pursuant to Section 22.

(c)         The Grantor authorizes any Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all real and personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. The Grantor also hereby ratifies any and all financing statements or amendments previously filed by any Secured Party in any jurisdiction.

(d)         The Grantor acknowledges that except as provided pursuant to clause (b) above it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Collateral Agent (acting on behalf of the Secured Parties), subject to the Grantor’s rights under Section 9-509(d)(2) of the Code.

(e)         Upon ten (10) Business Days advance notice, the Grantor shall permit each Secured Party or its employees, accountants, attorneys or agents, access to examine and inspect any Collateral or any other property of the Grantor at any time during ordinary business hours, at such Secured Party’s expense.

9.         Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (acting on behalf of the Secured Parties) may proceed to perform any and all of the obligations of the Grantor contained in any contract, lease, or other agreement and exercise any and all rights of the Grantor therein contained as fully as the Grantor itself could.

10.         Collateral Agent Appointed Attorney-in-Fact. The Grantor, on behalf of itself and each New Subsidiary of the Grantor, hereby irrevocably appoints the Collateral Agent (acting on behalf of the Secured Parties) as the attorney-in-fact of the Grantor and each such New Subsidiary upon the occurrence and during the continuance of an Event of Default. In the event the Grantor or any New Subsidiary fails to execute or deliver in a timely manner any Transaction Document or other agreement, document, certificate or instrument which the Grantor or New Subsidiary now or at any time hereafter is required to execute or deliver pursuant to the terms of the Securities Purchase Agreement or any other Transaction Document, upon the occurrence and during the continuance of an Event of Default and after advance written notice to the Grantor, the Collateral Agent (acting on behalf of the Secured Parties) shall have full authority in the place and stead of the Grantor or New Subsidiary, and in the name of the Grantor, such New Subsidiary or otherwise, to execute and deliver each of the foregoing. Without limitation of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (acting on behalf of the Secured Parties) shall have full authority in the place and stead of the Grantor and each New Subsidiary, and in the name of any the Grantor, any such New Subsidiary or otherwise, to take any action and to execute any instrument which the Collateral Agent (acting on behalf of the Secured Parties)may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)         to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any Collateral of the Grantor or New Subsidiary;

(b)         to receive and open all mail addressed to the Grantor or New Subsidiary and to notify postal authorities to change the address for the delivery of mail to the Grantor or New Subsidiary to that of an address approved by the Collateral Agent;

(c)         to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)         to file any claims or take any action or institute any proceedings which the Collateral Agent (acting on behalf of the Secured Parties)may deem necessary for the collection of any of the Collateral of the Grantor or New Subsidiary or otherwise to enforce the rights of any Secured Party with respect to any of the Collateral; and

(e)         to use any labels, patents, trademarks, trade names, URLs, domain names, industrial designs, copyrights, customer lists, advertising matter or other industrial or intellectual property rights, in advertising for the exclusive purpose of sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of the Grantor or New Subsidiary.

To the extent permitted by law, the Grantor hereby ratifies, for itself and each New Subsidiary, all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Such power-of-attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.         Collateral Agent May Perform. If the Grantor fails to perform any agreement contained herein, upon the occurrence and during the continuance of an Event of Default, after advance written notice to the Grantor, the Collateral Agent (acting on behalf of the Secured Parties)may itself perform, or cause performance of, such agreement, and the reasonable out-of-pocket expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor.

12.         Collateral Agent’s Duties; Bailee for Perfection. The powers conferred on the Collateral Agent (acting on behalf of the Secured Parties) hereunder are solely to protect the Secured Parties’ respective interests in the Collateral and shall not impose any duty upon the Collateral Agent in favor of the Grantor or any other Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder and except as provided in the Code, the Collateral Agent (acting on behalf of the Secured Parties) shall not have any duty to the Grantor or any other Secured Party as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent (acting on behalf of the Secured Parties) shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which is accorded to its own property. The Collateral Agent (acting on behalf of the Secured Parties) agrees that, with respect to any Collateral at any time or times in its possession and in which any other Secured Party has a Lien, the Collateral Agent (acting on behalf of the Secured Parties) shall be the bailee of each Secured Party solely for purposes of perfecting (to the extent not otherwise perfected) the Secured Parties Lien in such Collateral, provided that the Collateral Agent (acting on behalf of the Secured Parties) shall be obligated to obtain or retain possession of any such Collateral.

13.         Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, the Collateral Agent (acting on behalf of the Secured Parties)may, following delivery of advance written notice to the Grantor, (a) notify Account Debtors of the Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Collateral Agent (acting on behalf of the Secured Parties) or that Secured Parties have a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Secured Obligations.

14.         Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a)         The Collateral Agent (acting on behalf of the Secured Parties) may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, the Grantor expressly agrees that, in any such event, the Collateral Agent (acting on behalf of the Secured Parties) without any demand, advertisement, or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or by any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require the Grantor to, and the Grantor hereby agrees that it will at its own expense and upon request of the Collateral Agent (acting on behalf of the Secured Parties) forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at one or more locations of the Grantor, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. The Collateral Agent (acting on behalf of the Secured Parties) shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Any Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)         Any cash held by the Collateral Agent (acting on behalf of the Secured Parties) as Collateral and all proceeds received by the Collateral Agent (acting on behalf of the Secured Parties) in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Section 15 hereof. In the event the proceeds of Collateral are insufficient for the Satisfaction in Full of the Secured Obligations (as defined below), the Grantor shall remain jointly and severally liable for any such deficiency.

(c)         The Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent (acting on behalf of the Secured Parties) shall have the right to an immediate writ of possession without notice of a hearing. The Collateral Agent (acting on behalf of the Secured Parties) shall have the right to the appointment of a receiver for the properties and assets of the Grantor, and the Grantor hereby consents to such rights and such appointment and hereby waives any objection it may have thereto or the right to have a bond or other security posted by any Secured Party or the Collateral Agent (acting on behalf of the Secured Parties).

(d)         The Collateral Agent (acting on behalf of the Secured Parties) may, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon the Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law).

15.         Priority of Liens; Application of Proceeds of Collateral. Each Secured Party hereby acknowledges and agrees that, notwithstanding the time or order of the filing of any financing statement or other registration or document with respect to the Collateral and the Security Interests, or any provision of this Agreement, any other Security Document, the Code or other applicable law, solely as amongst the Secured Parties, the separate Security Interests of the Secured Parties shall have the same rank and priority; provided, that, the foregoing shall not apply to any Security Interest of a Secured Party that is void or voidable as a matter of law. In furtherance thereof, all proceeds of Collateral received by any Secured Party shall be applied as follows:

(a)         first, ratably to pay any expenses due to the Collateral Agent (acting on behalf of the Secured Parties) (including, without limitation, the reasonable costs and out-of-pocket expenses paid or incurred by the Collateral Agent (acting on behalf of the Secured Parties)to correct any default under or enforce any provision of the Transaction Documents, or after the occurrence of any Event of Default in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated) or indemnities then due to any of the Secured Parties under the Transaction Documents, until paid in full;

(b)         second, ratably to pay any fees or premiums then due to any of the Secured Parties under the Transaction Documents, until paid in full;

(c)         third, ratably to pay interest due in respect of the Secured Obligations then due to any of the Secured Parties, until paid in full;

(d)         fourth, ratably to pay the principal amount of all Secured Obligations then due to any of the Secured Parties, until paid in full;

(e)         fifth, ratably to pay any other Secured Obligations then due to any of the Secured Parties; and

(f)         sixth, to Grantor or such other Person entitled thereto under applicable law.

16.         Remedies Cumulative. Each right, power, and remedy of any Secured Party as provided for in this Agreement or in any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by any Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such Secured Party of any or all such other rights, powers, or remedies. The Grantor acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Secured Party and that the remedy at law for any such breach may be inadequate. The Grantor therefore agrees that, in the event of any breach or any threatened breach, the Collateral Agent (acting on behalf of the Secured Parties) shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

17.         Marshaling. No Secured Party shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of any Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

18.         Acknowledgment.

(a)         The Secured Parties hereby appoint Judd Merrill to act as the initial collateral agent on behalf of all Secured Parties (the “Collateral Agent”). Notwithstanding anything in this Agreement to the contrary, one or more Secured Parties (other than the then Collateral Agent) holding a majority of the then aggregate outstanding principal balance of the Notes (excluding any Notes held by the then acting Collateral Agent) may remove the then-acting Collateral Agent and appoint any other Secured Party to act as the Collateral Agent under this Agreement. Upon such appointment such Secured Party shall act as Collateral Agent pursuant to the terms of this Agreement.

(b)         Each Secured Party hereby agrees and acknowledges that no other Secured Party has agreed to act for it as an administrative or collateral agent, and each Secured Party is and shall remain solely responsible for the attachment, perfection and priority of all Liens created by this Agreement or any other Security Document in favor of such Secured Party. No Secured Party shall have by reason of this Agreement or any other Transaction Document an agency or fiduciary relationship with any other Secured Party. No Secured Party (which term, as used in this sentence, shall include reference to each Secured Party’s officers, directors, employees, attorneys, agents and affiliates and to the officers, directors, employees, attorneys and agents of such Secured Party’s affiliates) shall: (i) have any duties or responsibilities except those expressly set forth in this Agreement and the other Security Documents or (ii) be required to take, initiate or conduct any enforcement action (including any litigation, foreclosure or collection proceedings hereunder or under any of the other Security Documents). Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against any other Secured Party as a result of such Secured Party acting or refraining from acting hereunder or under any of the Security Documents except as a result and to the extent of losses caused by such Secured Party’s actual gross negligence or willful misconduct. No Secured Party assumes any responsibility for any failure or delay in performance or breach by the Grantor or any other Secured Party of its obligations under this Agreement or any other Transaction Document. No Secured Party makes to any other Secured Party any express or implied warranty, representation or guarantee with respect to any Secured Obligations, Collateral, Transaction Document or the Grantor. No Secured Party nor any of its officers, directors, employees, attorneys or agents shall be responsible to any other Secured Party or any of its officers, directors, employees, attorneys or agents for: (i) any recitals, statements, information, representations or warranties contained in any of the Transaction Documents or in any certificate or other document furnished pursuant to the terms hereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of any of the Transaction Documents; (iii) the validity, genuineness, enforceability, collectability, value, sufficiency or existence of any Collateral, or the attachment, perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of the Grantor or any Account Debtor. No Secured Party nor any of its officers, directors, employees, attorneys or agents shall have any obligation to any other Secured Party to ascertain or inquire into the existence of any default or Event of Default, the observance or performance by the Grantor of any of its duties or agreements under any of the Transaction Documents or the satisfaction of any conditions precedent contained in any of the Transaction Documents.

(c)         Each Secured Party hereby acknowledges and represents that it has, independently and without reliance upon any other Secured Party, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of the Grantor and its own decision to enter into the Transaction Documents and to purchase the Notes, and each Secured Party has made such inquiries concerning the Transaction Documents, the Collateral and the Grantor as such Secured Party feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the Transaction Documents without any other Secured Party. Each Secured Party hereby further acknowledges and represents that the other Secured Parties have not made any representations or warranties to it concerning the Grantor, any of the Collateral or the legality, validity, sufficiency or enforceability of any of the Transaction Documents. Each Secured Party also hereby acknowledges that it will, independently and without reliance upon the other Secured Parties, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in taking or refraining to take any other action under this Agreement or the Transaction Documents. No Secured Party shall have any duty or responsibility to provide any other Secured Party with any notices, reports or certificates furnished to such Secured Party by the Grantor or any credit or other information concerning the affairs, financial condition, business or assets of the Grantor (or any of its affiliates) which may come into possession of such Secured Party.

19.         Indemnity and Expenses.

(a)         Without limiting any obligations of the Grantor under the Securities Purchase Agreement, the Grantor agrees to indemnify all Secured Parties from and against all claims, lawsuits and liabilities (including reasonable external attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Transaction Documents and the Satisfaction in Full of the Secured Obligations.

(b)         The Grantor shall, upon demand, pay to the Collateral Agent all of the reasonable costs and out-of-pocket expenses which the Collateral Agent (acting on behalf of the Secured Parties) may incur in connection with (i) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents, (ii) the exercise or enforcement of any of the rights of such Secured Party hereunder or (iii) the failure by the Grantor to perform or observe any of the provisions hereof.

20.       Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES SOLELY WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No provision of this Agreement may be amended other than by an instrument in writing signed by the Grantor, the Collateral Agent and the Required Holders and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 20 shall be binding on all Secured Parties, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the Secured Parties or (2) imposes any obligation or liability on any Secured Party without such Secured Party’s prior written consent (which may be granted or withheld in such Secured Party’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that no such waiver shall be effective to the extent that it (1) applies to less than all the Secured Parties (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Secured Party without such Secured Party’s prior written consent (which may be granted or withheld in such Secured Party’s sole discretion).

21.        Addresses for Notices. All notices and other communications provided for hereunder (a) shall be given in the form and manner set forth in the Securities Purchase Agreement and (b) shall be delivered, (i) in the case of notice to the Grantor, by delivery of such notice to the Grantor’s address specified in the Securities Purchase Agreement or at such other address as shall be designated by the Grantor in a written notice to each of the Secured Parties in accordance with the provisions thereof, and (ii) in the case of notice to any Secured Party, by delivery of such notice to such Secured Party at its address specified in the Securities Purchase Agreement or at such other address as shall be designated by such Secured Party in a written notice to the Grantor and each other Secured Party in accordance with the provisions thereof.

22.         Separate, Continuing Security Interests; Assignments under Transaction Documents. This Agreement shall create a separate, continuing security interest in the Collateral in favor of each Secured Party and shall (a) remain in full force and effect until Satisfaction in Full of the Secured Obligations, (b) be binding upon the Grantor, and its permitted successors and permitted assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may, in accordance with the provisions of the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise. Upon Satisfaction in Full of the Secured Obligations, this Agreement shall terminate and the Security Interests granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor or any other Person entitled thereto, in each case, automatically, without any further consent or action of any Secured Party. At such time, (i) the Grantor shall be authorized to file appropriate termination statements to terminate such Security Interests, (ii) each Secured Party shall promptly return to the Grantor any Collateral in its possession and (iii) each Secured Party shall execute and deliver such other releases and terminations as may be reasonably requested by the Grantor. No Secured Party shall by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by such Secured Party and then only to the extent therein set forth. A waiver by any Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which such Secured Party would otherwise have had on any other occasion.

23.         Governing Law; Jurisdiction; Service of Process; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper; provided, however, any suit seeking enforcement against any Collateral or other property may be brought, at any Secured Party’s option, in the courts of any jurisdiction where such Secured Party elects to bring such action or where such Collateral or other property may be found. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

24.         Miscellaneous.

(a)         This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Security Document mutatis mutandis.

(b)         Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)         Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)         The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)         The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Agreement.

(f)         Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). “Satisfaction in Full of the Secured Obligations” shall mean the payment in full in cash of all Secured Obligations (other than any obligations which expressly survive such payment in full). Any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

(g)         All dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTOR:	AQUA METALS RENO, INC., a Delaware corporation

	By:	/s/ Stephen Cotton
Stephen Cotton,
President and Chief Executive Officer

COLLATERAL AGENT:

/s/ Judd Merrill
Judd Merrill

SECURED PARTY SIGNATURE PAGE FOR SECURITY AGREEMENT

AQUA METALS RENO, INC.

[Secured Party’s signature to be provided by way of its execution of the Securities Purchase Agreement.]